Exhibit 32.1

 Certification of Chief Executive Officer Regarding Periodic Report Containing Financial Statements Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      I,  Frank J.  Fradella,  Chief  Executive  Officer  of Home  Solutions  of
America, Inc. (the "Company"), in compliance with 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that (i) the Form 10-QSB for the quarter ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.



Date: November 14, 2003                 /s/ FRANK J. FRADELLA
                                        -----------------------
                                        Frank  J.   Fradella
                                        Chief Executive Officer